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                                                                  EXHIBIT 10.35

                                      LEASE

Dated as of November 12, 1999                                      LEASE NO.  7


LESSOR:

COMMVEST, LLC
20 William Street
Wellesley, MA  02481


LESSEE:

VIEWLOCITY, INC.
400 Perimeter Center Terrace
Suite 320
Atlanta, GA  30346



COUNTY:  DEKALB                                    FEDERAL ID NO.:  58-2494122

ATTENTION:                                         PHONE NO.:       770-512-8900
                                                                    770-512-8902

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         1.       DEFINITIONS AND RULES OF CONSTRUCTION. Unless the context
shall otherwise require, capitalized terms used herein, but not otherwise defined herein, shall have the respective meanings specified in Section 21 hereof.

         2.       LEASE.

                  (a) Lessee hereby agrees to lease from the Lessor, and Lessor, by acceptance of this Lease and any applicable Rental Schedule, agrees to lease to Lessee, the Equipment. Lessee agrees that it shall, pursuant to the terms hereof, comply with all of the terms and conditions herein and in any such Rental Schedule.

                  (b) This Lease is a Master Lease which sets forth the terms and conditions that govern the lease by Lessor to Lessee of items of Equipment specified on Rental Schedules executed and delivered by Lessor and Lessee from time to time a form of which is attached hereto as EXHIBIT 1. Each Rental
Schedule incorporates by reference this Lease and specifies the Term, the amount of Interim Rent and Basic Rent, the Payment Dates on which such Interim Rent and Basic Rent is due, and such other information and provisions as Lessor and Lessee may agree. In the event of a conflict between the provisions of a Rental Schedule and any of the provisions of this Lease, the provisions of the Rental Schedule shall govern but only with respect to the leasing of the items of Equipment listed on such Rental Schedule. References to "the Lease" or "this Lease" shall mean one or more applicable Rental Schedules, as the case may be, incorporating by reference this Master Lease. Each Rental Schedule constitutes a separate and independent lease.

         3.       TERM AND RENT; OBLIGATIONS UNCONDITIONAL.

                  (a) The Equipment is leased for the Term, unless and until the Term of this Lease shall sooner terminate pursuant to the terms hereof. The Term shall commence on the date of acceptance of such Equipment as set forth on the applicable Rental Schedule and shall expire at midnight on the date set forth on the applicable Rental Schedule as the "Primary Term Expiration Date."

                  (b) Lessee shall pay to Lessor or an agent designated by Lessor or any Transferee in writing, in lawful money of the United States of America, on the Interim Term Commencement Date the Interim Rent and on each Basic Rent Payment Date as fixed rent of the Equipment during the Term, the Basic Rent Per Month, in each case by wire transfer to Lessor's account as set forth in each Rental Schedule, or at such other address or to such other Person as Lessor, from time to time, may designate in writing.

                  (c) Lessee shall also pay to Lessor or an agent designated by Lessor or any Transferee in writing, in lawful money of the United States of America, all Supplemental Rent. Supplemental Rent shall be paid when due or within 30 days following Lessor's written demand therefor if there is no due date therefor. If Lessee shall fail to pay any Supplemental Rent, Lessor shall have the right to pay the same and shall have all rights, powers and remedies for

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reimbursement from Lessee with respect thereto as are provided herein
(including, without limitation, Section 15 and 16 hereof) or by Law in the case of non-payment of Basic Rent. Lessee shall also pay to Lessor the Excess Use Fee on all overdue Rent from the due date thereof until paid. Lessee shall perform all of its obligations under this Lease at its sole cost and expense, and shall pay all Rent when due, without further notice or demand.

                  (d) This Lease is a net lease and Lessee acknowledges and agrees that Lessee's obligation to pay all Rent and other sums payable hereunder, and the rights of Lessor in and to such payments, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment due to or alleged to be due to, or by reason of, any past, present or future claims that Lessee may have against Lessor, any Transferee, the manufacturer or Supplier of the Equipment or any Person for any reason whatsoever.

                  (e) All Rent and other amounts payable under this Lease including all amounts payable under Section 18 hereof shall be payable notwithstanding the fact that an item of Equipment shall have suffered a Total Loss unless, pursuant to the provisions of Section 13 hereof, Lessor shall have received the Stipulated Loss Value with respect to any such item of Equipment.

         4. PERSONAL PROPERTY; SECURITY INTEREST AND LIENS. Lessee covenants and agrees that:

                  (a) the Equipment is, and shall at all times be and remain, personal or movable property. If requested by Lessor, Lessee shall obtain prior to delivery of any item of Equipment or at any other time reasonably requested by Lessor, a certificate in form satisfactory to Lessor from all parties with a real property interest in the premises where the Equipment may be located waiving any claim with respect to the Equipment, and Lessor agrees to indemnify, defend and hold harmless Lessee from damage claims for injuries to persons or properties caused by Lessor.

                  (b) During the Term of this Lease and until (i) Lessee acquires such Equipment pursuant to Section 18 hereof or (ii) Lessee returns the Equipment to Lessor in compliance with Section 16 hereof, Lessor shall retain title to such Equipment; PROVIDED, HOWEVER, that Lessee and Lessor acknowledge that transactions documented hereunder shall not constitute a "lease" or a "true lease," and instead shall constitute a "lease intended as security, " or "security interest," as the case may be, under Applicable Law (including under Section 1-201 (37) of the UCC). In furtherance thereof, in order to secure the prompt payment and performance as and when due of all of Lessee's obligations hereunder, Lessee hereby grants to Lessor a first priority security interest in:

     (i) the Equipment leased hereunder and all replacements, substitutions, and accessions thereto; and

     (ii) all of Lessee's right, title and interest in and to the Collateral (except to the extent set forth in Section 4(e) below) ; and

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     (iii)        proceeds (cash and non-cash) of all of the foregoing, of,
                  including the insurance policies on the Equipment. Lessee agrees that, with respect to the Equipment, Lessor shall have all of the rights and remedies of a first priority secured party under the UCC. Lessee may not dispose of any of the Equipment, except to the extent expressly provided herein.

                  (c) Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any of the Equipment, title thereto or any interest therein, except Permitted Liens. Lessee shall notify Lessor immediately in writing upon receipt of notice of any Lien affecting the Equipment in whole or in part, and shall, at its own cost and expense, defend Lessor's title therein against all Persons holding or claiming to hold such a Lien on the Equipment; and any losses, expenses or costs suffered by Lessor as a result thereof shall be covered by the Lessee's indemnity in
Section 17 hereof.

                  (d) Lessee shall not move any item of Equipment leased hereunder from the address set forth in any applicable Rental Schedule without prior written notice to Lessor; Lessee shall not move any item of Equipment outside of the United States of America without the prior written consent of Lessor, which consent shall not be unreasonably withheld conditioned or delayed.

         (e) Lessee acknowledges that at the initial closing under Rental Schedule No. 7-01 of this Master Lease, Lessor shall file two (2) financing statements on Form UCC-1 ("Financing Statements"). One Financing Statement shall serve as a notice of Lessor's security interest in the form of a "blanket" lien on all Collateral of the Lessee and the second Financing Statement shall represent Lessor's security interest in that certain Equipment described in Exhibit A to said second Financing Statement. Lessor hereby acknowledges that Lessee intends to secure a credit facility with a bank or other institutional lender in the near future, and Lessor further hereby acknowledges and agrees that its security interest hereunder with respect to the Collateral shall be junior in priority to any future security interest in such Collateral granted by Lessee with respect to Bank Debt (as hereinafter defined) incurred by Lessee in connection with such credit facility ("Bank Debt Facility"). As used herein, the term "Bank Debt " shall mean the principal of, accrued and unpaid interest on and all fees and other amounts owing (up to a maximum of $8,000,000) in connection with the indebtedness of Lessee, its subsidiaries and affiliates, if any, for borrowed money from any bank, commercial finance company, factor, insurance company, or other institutional lender, other than the indebtedness owed to Lessor hereunder. Lessor hereby covenants that at the closing of any Bank Debt Facility which is to be secured by a first priority lien on the Collateral, it shall deliver to the Lessee a fully executed termination statement on Form UCC-3 ("Termination Statement") in a form satisfactory to the Lessee, which Termination Statement shall serve as a notice of Lessor's termination of it's security interest in the Collateral. Notwithstanding the foregoing, Lessor shall not terminate its security interest in the Equipment described in EXHIBIT A to that second Financing Statement filed on the date hereof. Lessee hereby covenants that immediately following the perfection of the security interest granted with respect to the Bank Debt Facility, it shall execute and deliver and allow Lessor to file a new financing statement ("Junior Financing Statement") with respect to the Collateral, with the effect that Lessor shall acquire pursuant to the Junior Financing Statement a perfected security interest in the Collateral which is junior in priority to the security interest in the Collateral granted by the

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Lessee with respect to Bank Debt. At any time following December 15, 1999, upon written notice of Lessee to Lessor, the $8,000,000 limitation on Bank Debt (the "Bank Debt Cap") shall be increased to that dollar amount which is equal to fifty percent (50%) of the dollar amount of the total proceeds of Lessee's Series D Convertible Preferred Stock Offering, PROVIDED, HOWEVER, that in no event shall the Bank Debt Cap be decreased below $8,000,000.

         5. INSTALLATION, DEINSTALLATION, MAINTENANCE AND REPAIR. At all times during the Term of this Lease, Lessee shall be solely responsible, at its own expense, for the delivery, installation, maintenance, repair, use, possession, operation, storage, deinstallation, and drayage of the Equipment by a party reasonably acceptable to Lessor, and shall keep the Equipment in good repair, condition and working order, and shall furnish any and all parts, mechanisms and devices required to keep the Equipment in good repair, condition and working order, all at the expense of Lessee. Lessee shall not make or suffer to be made alterations to the Equipment which materially reduce its value. All parts furnished and all additions made to and all substitutions and replacements for the Equipment shall immediately upon the installation thereof be deemed part of the Equipment and become the property of Lessor subject to the terms of this Lease. At all times during the Term of this Lease, Lessee shall maintain at its own cost and expense in effect a comprehensive maintenance and servicing agreement with respect to each item of the Equipment with the manufacturer or Supplier thereof or such other party as may be acceptable to Lessor. Lessor shall be entitled to inspect the Equipment at the location thereof during normal business hours upon reasonable request. In making such entry and inspection, Lessor agrees to use reasonable efforts to minimize any disturbance to Lessees operations.

         6. USE. Lessee shall use the Equipment in a careful and proper manner and shall comply with and conform to all Applicable Laws, insurance requirements and the operating and maintenance instructions of the manufacturer or Supplier thereof.

         7. QUIET ENJOYMENT. So long as no Event of Default has occurred and is continuing hereunder and subject to Section 6 hereof, Lessor warrants peaceful and quiet use and enjoyment of the Equipment by Lessee against acts of Lessor.

         8.       ACCEPTANCE, WARRANTIES, LIMITATION OF LIABILITY.

                  (a) LESSEE HEREBY ACKNOWLEDGES AND AGREES THAT: THE EQUIPMENT, AND THE RIGHTS, TITLE AND INTEREST BEING CONVEYED HEREIN WITH RESPECT THERETO, ARE BEING CONVEYED AND DELIVERED TO LESSEE "AS IS" AND "WHERE IS" WITHOUT ANY RECOURSE TO LESSOR AND LESSOR HAS NOT MADE, AND HEREBY DISCLAIMS, LIABILITY FOR, AND LESSEE HEREBY WAIVES ALL RIGHTS AGAINST LESSOR RELATING TO, ANY AND ALL WARRANTIES, GUARANTIES, REPRESENTATIONS OR OBLIGATIONS OF ANY KIND WITH RESPECT THERETO, EITHER EXPRESS OR IMPLIED OR ARISING BY APPLICABLE LAW OR OTHERWISE, INCLUDING (A) ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, REPRESENTATIONS OR OBLIGATIONS OF, ARISING FROM OR IN (1) MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, (2)
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COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (3) QUALITY OF
WORKMANSHIP OR THE PROVISIONS OF ANY SUPPLY CONTRACT WITH SUPPLIER OR (4) TORT (EXCEPT AS ARISING FROM THE ACTUAL, IMPLIED OR IMPUTED NEGLIGENCE OF LESSOR OR STRICT LIABILITY) OR UNDER THE UCC OR OTHER APPLICABLE LAW WITH RESPECT TO THE EQUIPMENT, INCLUDING TITLE THERETO (INCLUDING ANY WARRANTY OF GOOD OR MARKETABLE TITLE OR FREEDOM FROM LIENS), FREEDOM FROM TRADEMARK, PATENT OR COPYRIGHT INFRINGEMENT, LATENT DEFECTS (WHETHER OR NOT DISCOVERABLE), CONDITIONS, MANUFACTURE, DESIGN, SERVICING OR COMPLIANCE WITH APPLICABLE LAW AND (B) ALL OBLIGATIONS, LIABILITY, RIGHTS AND REMEDIES, HOWSOEVER ARISING UNDER ANY APPLICABLE LAW WITH RESPECT TO THE MATTERS WAIVED AND DISCLAIMED, INCLUDING FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE EQUIPMENT, OR ANY LIABILITY OF LESSEE OR LESSOR TO ANY THIRD PARTY, OR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (AS SUCH TERMS ARE USED IN SECTION 2-719(3) OF THE UCC, OR OTHER APPLICABLE LAW); all such risks, as between Lessor and Lessee, are to be borne by Lessee; Lessee acknowledges and agrees that the Equipment has been selected by Lessee on the basis of its own judgment, and Lessee has not asked for, been given or relied upon the skill or opinion of, or any statements, representations, guaranties or warranties by, Lessor or its agents or representatives in relation thereto. Lessee understands and acknowledges that Lessor is not in the business of manufacturing, assembling or supplying Equipment or otherwise in the business of being a vendor but is instead solely providing financial accommodations, including lease financing. The Equipment is not to be used, and is not being acquired hereby, for use in any respect for Lessee's or any other Person's personal or family purposes and, as such, the Equipment does not constitute "consumer goods" as such term is defined under Applicable Law. Lessor's agreement to enter into this Lease is in reliance upon the freedom from liability or responsibility for the matters waived and disclaimed herein. THE PROVISIONS OF THIS SECTION 8 HAVE BEEN NEGOTIATED BY LESSOR AND LESSEE AND EXCEPT FOR THE WARRANTY MADE BY LESSOR IN SECTION 7 HEREOF, ARE INTENDED TO CONSTITUTE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS, GUARANTIES, OBLIGATIONS OR WARRANTIES OR LESSOR, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT AND THE RIGHTS, TITLE AND INTEREST BEING CONVEYED HEREIN WITH RESPECT THERETO THAT MAY ARISE PURSUANT TO ANY APPLICABLE LAW NOW OR HEREAFTER IN EFFECT. (LESSEE'S INITIALS _/SFS/______).

                  (b) Lessee agrees that the only representations, warranties, guaranties or indemnities made with respect to the Equipment are those made by the Supplier and/or manufacturer thereof. Lessor and Lessee furthermore understand and agree that the Equipment shall at all times constitute personal property and not fixtures. Provided that no Default or Event of Default has occurred and is continuing hereunder, Lessor: (i) shall cooperate fully with Lessee with respect to the resolution of any claims by Lessee against Supplier with respect to an item of Equipment, in good faith and by appropriate proceedings at Lessee's expense, (ii) subject to the initial proviso of this sentence, hereby assigns to Lessee, for and during the Term of this Lease, any applicable warranties, indemnities or other rights under any Supply Contracts (excluding any


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refunds or other similar payments reflecting a decrease in the value of any such
Equipment, which amount shall be received by and paid to Lessor, and applied by Lessor to reduce Lessee's obligations to pay Rent for such Equipment), and (iii) hereby authorizes Lessee to obtain all services, warranties or amounts from the Supplier of such Equipment to be used to repair such Equipment (and such amounts shall be used by Lessee to repair such Equipment). Lessee understands, acknowledges and agrees that neither Supplier nor its salesmen or agents is an agent of Lessor or authorized to waive, alter or add to any provision of this Lease.

         9. REPRESENTATION AND WARRANTIES. Lessee represents and warrants for the benefit of Lessor as of the date of acceptance of any item of Equipment for lease under this Lease:

                  (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business and is in good standing in the jurisdiction(s) and in every jurisdiction where the failure to so qualify would materially and adversely affect Lessee; Lessee has adequate corporate power and authority to enter into and perform this Lease.

                  (b) This Lease has been duly authorized, executed and delivered by Lessee and constitutes a valid, legal and binding agreement of Lessee enforceable in accordance with its terms.

                  (c) The entering into and performance of this Lease by Lessee shall not violate any Applicable Law or any provision of Lessee's charter or bylaws or result in any breach of, or constitute a default under, or result in the creation of any Lien upon any assets of Lessee leased hereunder or on the Equipment pursuant to any instrument or Applicable Law to which Lessee is a party or by which it or its assets may be bound.

                  (d) There are no pending or threatened actions or proceedings to which Lessee is a party, or otherwise affecting Lessee, before any Government Authority, which if determined against Lessee, either individually or in the aggregate, would adversely affect the financial condition of Lessee, or the ability of Lessee to perform its obligations under, or comply with the terms of, the Lease Documents.

                  (e) Lessee is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent under any lease agreement which, either individually or in the aggregate, would adversely affect the financial condition of Lessee, or the ability of Lessee to perform its obligations under, or comply with the terms of, the Lease Documents.

                  (f) No consent, approval or other authorization of or by any Governmental Authority is required in connection with the consummation by Lessee of the transactions contemplated by, this Lease.

                  (g) With respect to the Equipment, under the Applicable Law of the state(s) in which such Equipment is to be located, such Equipment consists solely of personal property and not fixtures.

                  (h) The financial statements of Lessee that have been provided to Lessor have been prepared in accordance with GAAP, and fairly present Lessee's financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations.

                  (i) The address of Lessee as set forth on the cover page hereof is the chief place of business and chief executive office (which terms shall have the meanings ascribed therefor in Article 9 of the UCC) of Lessee; and Lessee does not conduct business under any trade, assumed or fictitious name.

                  (j) With respect to the Equipment, no filing, recordation or registration of any Financing Statement or other document or instrument was or is necessary in order to cause Lessor to have good, valid and enforceable title with respect thereto.

                  (k) For purposes of federal, state and local income tax laws;
(i) Lessee (and not Lessor or an Transferee) will be treated as the owner of the Equipment; and (ii) all payments made by Lessee to Lessor or any Transferee will constitute returns of capital and/or payments for the use or forbearance of money.

                  (l) Lessee has obtained all Permits necessary to possess and use the Equipment in compliance with and as contemplated by this Lease.

                  (m) If requested by Lessor, Lessee shall provide an opinion of counsel and other supporting documents with respect to the matters set forth above in this Section 9 and with respect to such other legal matters as Lessor may reasonably request and as related to the purposes of this Lease.

         10.      COVENANTS OF LESSEE. Lessee covenants and agrees as follows:

                  (a) Lessee shall furnish Lessor (i) within one hundred twenty
(120) days after the end of each fiscal year of Lessee, a balance sheet of Lessee as at the end of such year, and the related statements of income and retained earnings and cash flows of Lessee for such fiscal year, prepared in accordance with GAAP, all in reasonable detain and certified by independent certified public accountants of recognized standing selected by Lessee; (ii) within thirty (30) days after the end of each quarter of Lessee's fiscal year a balance sheet of Lessee as at the end of such quarter, and the related statement of income and retained earnings and cash flows of Lessee for such quarter, prepared in accordance with GAAP. Lessee may discharge its obligations under this Section 10(a) by furnishing to Lessor within thirty (30) days after the date on which they are filed, all regular periodic reports, forms and other filings required to be made by Lessee and


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including its financial statements to any governmental agency or instrumentality under Applicable Law.

                  (b) Upon Lessor's request, Lessee shall promptly execute and deliver to Lessor consents to assignment, certificates of no default and such further documents, instruments and assurances reasonably requested by Lessor to establish and protect its rights in the Equipment and to assure that this Lease remains in full force and effect.

                  (c) Lessee shall provide written notice to Lessor: (i) within thirty (30) days prior to any change in the name or address of Lessee; (ii) promptly upon the occurrence of any Default or Event of Default; (iii) of the commencement of proceedings under Federal bankruptcy laws, or any other insolvency laws (as now or hereafter in effect ) involving Lessee or any Person (other than as the Lessor) holding an interest in the Equipment or related property as the debtor; (iv) promptly upon Lessee becoming aware of (1) any alleged material violation of Applicable Law, or (2) any threatened or actual suspension, revocation or rescission of any Permit necessary for Lessee to be in compliance with the terms hereof; and (v) promptly after any of the Equipment becomes lost, stolen, destroyed, materially damaged or worn out.

                  (d) Lessee shall not attach or incorporate the Equipment to or in any other item of equipment or any realty in such a manner that the Equipment may be deemed to have become an accession to or a part of such other item of equipment or realty.

                  (e) Lessee shall cause each principal item of the Equipment to be marked at all times, in a plain, distinct and legible manner, with the name of Lessor or its designee followed by the words "Lessor and Secured Party," or other appropriate words designated by Lessor on labels furnished by Lessor.

                  (f) Lessee will not take any action or suffer any omission that is inconsistent with the representations and warranties of Lessee set forth in Section 9(k), and will to the extent permitted by law, (i) refrain from withholding, from payments made by Lessee to Lessor or any Transferee under any Lease Document, any Federal income tax under any section of the Code (including, without limitation, Section 1442) provided that Lessee receives from any Transferee that is a foreign corporation (and from Lessor, if Lessor is a foreign corporation) the statement described in Section 881( c ) (2)(B)(ii) of the Code, and (ii) timely file all required information and other returns required under Federal income tax regulations implementing and interpreting
Section 881 ( c ) of the Code.

         11.      ASSIGNMENT AND TRANSFER.

                  (a) WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT ASSIGN ANY OF ITS RIGHTS NOR DELEGATE ANY OF ITS OBLIGATIONS HEREUNDER, SUBLEASE THE EQUIPMENT OR OTHERWISE PERMIT THE EQUIPMENT TO BE OPERATED OR USED BY, OR TO COME INTO OR REMAIN IN THE POSSESSION OF, ANY PERSON BUT LESSEE, PROVIDED, HOWEVER, so long as no Event of Default has occurred and is continuing, Lessee may assign its rights and obligations hereunder

(i) any related corporation or other entity which controls Lessee, is controlled by Lessee, or is under control with Lessee; or (ii) a successor entity into which or with which Lessee has merged or consolidated or which acquired substantially all of Lessee's assets and property; provided that such successor entity assumes all of the obligations and liabilities of Lessee. No assignment or sublease, whether authorized in this Section 11 or in violation of the terms hereof, shall relieve Lessee of its obligations hereunder and Lessee shall remain primarily liable hereunder.

                  (b) Lessor may transfer its rights, obligations, title and/or interest in the Equipment and this Lease to one or more Transferees as collateral security or otherwise; however, such transfer will not disturb Lessees right to quiet enjoyment as provided in Section 7 of this Lease. Lessee hereby acknowledges and agrees that in the event Lessor or such other Transferee has transferred its interest herein (i) no Transferee(s) shall be obligated to perform any duty, covenant or condition required to be performed by Lessor under the terms of this Lease and (ii) all notices or other communications shall be given to, and made by, Lessor or its designee.

                  (c) Lessee shall maintain this Lease in registered form within the meaning of Section 881(c)(2)(B)(i) of the Code and will establish a book entry system to record the ownership and Transfers of any interests herein. Upon written notice from Lessor of a Transfer of an interest herein, Lessee shall promptly record such Transfer in its books and records, including such book entry system, including the name(s) and address(es) of the Transferee(s) and Lessee agrees to deliver all consents, certificates, opinions of counsel and other documents Lessor may reasonably request in connection with such Transfer. Lessee acknowledges and agrees that (i) its failure to record such Transfer within thirty (30) days after delivery of such notice shall be an Event of Default pursuant to Section 16(a)(ii) hereof and (ii) Lessor's obligations to any Transferee(s) may be secured by Lessor's interest in the Lease and the Equipment.

         (d) PROVIDED TRANSFEREE IS NOT IN VIOLATION OF ITS OBLIGATIONS UNDER
SECTION 7 HEREOF, LESSEE HEREBY WAIVES AS AGAINST ANY SUCH TRANSFEREE (S) OF LESSOR, ITS SUCCESSORS AND ASSIGNS, ANY CLAIM OR DEFENSE THAT LESSEE MAY NOW OR HEREAFTER HAVE AS AGAINST LESSOR, WHETHER FOR BREACH OF THIS LEASE, BREACH OF WARRANTY OR OTHERWISE.

         12. INSURANCE. At all times during the Term of this Lease, Lessee, at its own expense, shall maintain insurance on each item of Equipment against all risks and in such amounts as Lessor shall reasonably require (but not less than the then Stipulated Loss Value of such item with carriers acceptable to Lessor, and shall maintain a loss payable endorsement in favor of Lessor and its successors and assigns affording to Lessor and its successors and assigns such additional protection as Lessor and its successors and assignees shall reasonably require (such as a breach of Lessee's warranty clause), and Lessee shall maintain public liability and property damage insurance with respect to each item of Equipment in amounts satisfactory to Lessor for both personal and property damage. Lessee shall be liable for any deductibles contained in such insurance policies. All such insurance policies shall name Lessor and its successors and Transferees as insureds and shall provide that all amounts payable by reason of loss, theft or damage to the Equipment shall be payable only to Lessor or its designees / assigns and that such policies may not be canceled or altered without at least thirty
(30) days' prior written notice to Lessor or its successors and Transferees. Lessee shall furnish Lessor with certificates or other satisfactory evidence of the maintenance of the insurance required hereunder not less frequently than annually on the anniversary of the Lease.

         13. LOSS AND DAMAGE. Lessee hereby assumes and shall bear the entire risk of loss, damage, theft or destruction, partial or complete, whether or not insured against, of the Equipment from any and every cause whatsoever from the date of delivery of the Equipment to Lessee. No loss, damage, theft or destruction of the Equipment or any part thereof shall relieve Lessee of any obligation under this Lease, which shall continue in full force and effect. In the event that an item of Equipment shall become subject to Total Loss, Lessee shall inform Lessor in writing in regard thereto within ten (10) days after such Total Loss and Lessee shall pay to Lessor, in cash, an amount equal to the then Stipulated Loss Value thereof no later than the earlier of (i) five (5) days after Lessee receives payment for the Total Loss or (ii) within thirty days (30) after Lessee informs Lessor of such Total Loss; PROVIDED, HOWEVER, that such amount shall be reduced if and to the extent that Lessor or any Transferee has received proceeds from the insurance required to be maintained by Lessee pursuant to Section 12 hereof as a result of such Total Loss, and Lessor agrees that if such insurance proceeds are paid to Lessor after Lessee has paid the Stipulated Loss Value in full, Lessor shall within ten (10) days thereafter reimburse to Lessee the proceeds thereof, such reimbursement not to exceed the Stipulated Loss Value amount paid by Lessee related to such Total Loss. Where a single amount for the payment of Basic Rent is set forth on an applicable Rental Schedule for more than one item of Equipment, and less than all such items are subject to a Total Loss, such Basic Rent due thereafter shall be apportioned among such items in accordance with their portion of the Total Equipment Cost on such Rental Schedule, and the Stipulated Loss Value payable shall be equal on a percentage basis to such apportioned Basic Rent. Upon such payment of the Stipulated Loss Value for any item(s) leased hereunder, this Lease shall terminate with respect to such item(s) and Basic Rent shall thereafter abate proportionately.

         14.      TAXES AND FEES.

                  (a) Lessee shall file any necessary reports and returns for, shall pay promptly when due, shall otherwise be liable to reimburse Lessor for, and agrees to indemnify and hold Lessor harmless from, all Impositions.

                  (b) If any report, return or property listing relating to any Imposition is, by Law, required to be filed by, assessed or billed to or paid by, Lessor, Lessee shall do all things required to be done by Lessor (to the extent permitted by Law) in connection therewith and is hereby authorized by Lessor to act on behalf of Lessor in all respects in relation thereto, including the contest or protest, in good faith and by appropriate proceedings, of the validity of any Imposition, or the amount thereof; PROVIDED, HOWEVER, that Lessor hereby unconditionally reserves the right to revoke such authorization and such revocation shall not affect Lessee's indemnity or other obligations under this Lease, including, without limitation, this Section 14 and Section 17 hereof. Lessor agrees fully to cooperate with Lessee in any such contest, and Lessee agrees promptly to indemnify Lessor for all reasonable expenses incurred by Lessor in the course of such cooperation. An Imposition or claim therefor shall be paid by Lessee, subject to refund proceedings, if failure to pay would adversely affect the title or rights of Lessor in the Equipment or otherwise hereunder. Provided that no Default or Event of Default has occurred and is then continuing, if Lessor obtains a refund of any Imposition that has been paid (by Lessee, or by Lessor and for which Lessor has been fully reimbursed by Lessee), Lessor shall promptly pay to Lessee the amount of such refund actually received. Lessee shall cause all billings of such charges to Lessor to be made to Lessor in care of Lessee and shall, in preparing any report or return required by Law, show the ownership of the Equipment in Lessor, and shall send a copy of any such report or return to Lessor. If Lessee fails to pay any such charges when due, except any Imposition being contested in good faith and by appropriate proceedings (as above provided) for a reasonable period of time, Lessor at its option may do so pursuant to
Section 15, in which event the amount so paid shall be payable by Lessee as Supplemental Rent as provided in Section 15.

                  (c) The provisions of this Section 14 shall not apply to any Impositions (i) that Lessee is contesting in good faith, by appropriate proceedings and as otherwise permitted pursuant to the provisions of this Lease until the conclusion of such contest; except that Lessee's right to contest any Imposition is conditioned upon the existence of such Imposition during any such contest not causing any material danger, as determined by Lessor in its reasonable discretion, of the sale, forfeiture or loss of the Equipment.

         15. LESSEE'S FAILURE TO PAY TAXES, INSURANCE, ETC. Should Lessee fail to make any tax, insurance or other payment or do any act required to be performed by Lessee as herein provided, Lessor shall have the right, but not the obligation and without releasing Lessee from any obligation hereunder, to make or do the same, and to pay, purchase, contest or compromise any Imposition that in the judgment of Lessor affects the Equipment, and, in exercising any such rights, incur any liability and expend whatever amounts in its reasonable discretion Lessor may deem necessary therefor. Provided that Lessor has given Lessee not less than twenty-four (24) hours' notice of its intention to do so all sums so incurred or expended by Lessor (including any penalty incurred as a result of Lessee's failure to perform such obligation or make such payment) shall be due and payable by Lessee within 30 days of Lessor's demand therefor and shall be payable as Supplemental Rent.

         16.      DEFAULT AND REMEDIES.

                  (a) The occurrences of any of the following events shall constitute an Event of Default hereunder, and shall permit Lessor to exercise the remedies provided in Section 16(b) below, including the termination of Lessee's right to possession of the Equipment:

                  (i) The non-payment when due of any installment of Rent or any other sum required hereunder to be paid by Lessee within ten (10) business days of the date on which first due;

         (ii) The failure by Lessee to perform any other material term, obligation, covenant or condition of this Lease that is not cured within ten (10) days after such failure or if such cure can not reasonably be completed within ten (10) days, the failure to undertake with due diligence the cure within ten (10) days after such failure;

         (iii) The subjection of a substantial part of Lessee's property or any part of the Equipment to any Lien other than Permitted Lien unless such Lien has been discharged, satisfied or bonded against within ten
         (10) business days after the date the Tenant receives actual notice thereof;

         (iv) Lessee shall be in default under the terms of any contract with any Person requiring the payment of money by Lessee in an amount greater than $20,000 unless such default has been waived by the creditor to whom such payment is owed;

         (v) In the event that (A) Lessee shall (1) authorize or agree to the commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, corporation, receivership or other similar Law now or hereafter in effect that authorized the reorganization or liquidation of such party or its debt or the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, (2) make a general assignment for the benefit of its creditors, (3) fail generally or admit in writing its inability to pay its debts as they become due, (4) take any corporate action to authorize any of the foregoing or (5) have an involuntary or other proceeding commenced against it seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period exceeding 60 days; or (B) an order for relief pursuant to such applicable debtor/creditor law shall have been entered against Lessee;

         (vi) If any representation or warranty made by Lessee herein, or made by Lessee in any statement or certificate furnished by the Lessee in connection with the execution of this Lease or the delivery of any items of Equipment hereunder or furnished by the Lessee pursuant hereto, proves untrue in any material respect as of the date of the issuance or making thereof;

         (vii) The issuance of any writ or order of attachment or execution or other legal process against any Equipment which is not discharged or satisfied within fifteen (15) days;

         (viii) The occurrence of any event or condition described in subsections (iii), (iv), (v) or (vi) hereof with respect to any guarantor or any other party liable, in whole or in part, for performance of any of Lessee's obligations under this Lease.

         (b) Upon the happening of any of the above Events of Default, Lessor may declare this Lease in Default. Such declaration shall be by written notice to Lessee and if so stated in such notice shall apply to all Equipment leased hereunder. Lessee hereby authorizes Lessor at any time thereafter to enter with notice or without notice and process of law and in compliance with Lessee's security requirements, any premises where the Equipment may be and take possession thereof. Lessee shall, without further demand, forthwith pay to lessor an amount that is equal to any unpaid Rent due on or before Lessor has declared this Lease to be in Default plus, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the Stipulated Loss Value of the Equipment on the date the Lessor shall declare this Lease in Default (in each case together with any Excess Use Fee measured from the date the Lease is declared to be in Default to the date payment is received by Lessor). After Default, as and to the extent requested by Lessor, Lessee shall return the Equipment to Lessor in good repair, condition and working order, ordinary wear and tear resulting from permitted use thereof under the terms of this Lease alone excepted, to a location within or outside of the continental United States of America specified by Lessor. Such Equipment shall be carefully crated and shipped, freight, drayage and re-assembly costs prepaid and properly insured, by Lessee, and Lessee shall bear all risk of loss until the Equipment is delivered to Lessor or its designee. Lessor shall use reasonable commercial efforts to sell the Equipment, if the Lessor using good faith determines that the Equipment has salvage value at private or public sale within or without the United States of America, in bulk or in parcels with or without notice, without having the Equipment present at the place of sale, with the privilege of becoming the purchase thereof; and Lessor shall be entitled to lease, otherwise dispose of or keep idle all or any part of the Equipment, and Lessor may use Lessee's premises for any or all of the foregoing without liability for rent, costs, damages or otherwise. Lessor shall also be entitled to draw on any letter of credit or take any deposit, in either case theretofore provided by Lessee to secure its obligations hereunder. The proceeds of sale, lease or other disposition of the Equipment, if any, or the proceeds of any letter of credit or deposit, if any, shall be applied (1) to all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of the Equipment (including, without limitation, reasonable attorneys' fees, costs and disbursements); then, (2) to the extent not previously paid by Lessee, to pay Lessor the Stipulated Loss Value for the Equipment as set forth above and all other sums then payable by Lessee hereunder, including any unpaid Rent; then, (3) any remaining amounts shall be paid to Lessee. Lessee shall pay any deficiency for amounts described in clauses (1) and (2) above forthwith. The exercise of any of the foregoing remedies by Lessor shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing.

         No remedy referred to in this Section 16 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity.

         17. INDEMNITY. Lessee agrees to indemnify, defend, and hold harmless, Lessor, and any Transferee and their respective officers, directors, partners, agents and employees, from and against any and all Claims (other than such as may directly and proximately result from the gross negligence or willful misconduct of Lessor, and Transferee or their respective, agents or employees), by paying (on an after-tax basis) or otherwise discharging same, when any such Claims shall become due, including, without limitation, Claims arising on account of (a) this Lease or any other Lease Document, or (b) the Equipment, or any item or part thereof, including, without limitation, the selection, ordering, acquisition, delivery, installation, return, rejection, abandonment or other disposition of any item of Equipment, the possession, maintenance, leasing, use, condition, ownership, operation or control of any item of Equipment by whosoever owned, used or operated during the Term of this Lease or the existence of latent and other defects (whether or not discoverable or discovered by Lessor or Lessee). Lessor shall give Lessee prompt notice of any Claim or liability hereby indemnified against and Lessee shall be entitled to control the defense thereof.

         18.      PURCHASE AND SALE.

                  (a) Lessee shall be required to purchase the Equipment in each case as more fully set forth in the applicable Rental Schedule. Upon such purchase and payment in full in cash and payment of any other amounts then due hereunder (including the costs and expenses of Lessor, if any, and applicable Impositions, if any, in connection with such sale or transfer), Lessor will transfer to Lessee, without recourse or warranty and on a "WHERE IS, AS IS" basis, all of Lessor's right, title and interest in and to the Equipment by delivery of a duly executed bill of sale. If Lessee fails to pay such purchase price and such other amounts then due hereunder, Lessor may, without prejudice to its rights under Section 16 hereof, abandon such Equipment where such Equipment is located without liability of any kind to Lessee.

                  (b) Final Payment: On the first day of the month of the Primary Term Expiration Date of each Lease Schedule, Lessee shall be required to pay Lessor, in addition to the Rent due on such Date, an amount equal to 5 % of the amount of the Lease Line of Credit drawn under the related Rental Schedule for the Equipment specified in such Rental Schedule.

         19. EARLY TERMINATION. Provided that no Event of Default under any Lease has occurred and is continuing, Lessee may terminate this Master Lease upon 30 days' prior written notice to Lessor, prior to the latest Term Expiration Date on any Rental Schedule by paying to Lessor the Present Value of all amounts remaining due to Lessor under this Master Lease and all Rental Schedules.

         20.      MISCELLANEOUS.

                  (a) Any notice required or permitted to be given by the provisions hereof shall be conclusively deemed to have been received by a party hereto on the day it is delivered by hand or by facsimile transmission to such party at the address as set forth on the cover page hereof (or at such other address as such party shall specify to the other party in writing) or, if sent by registered or certified mail three (3) days after the date on which mailed, addressed to such party at the address set forth above, postage prepaid.

                  (b) No delay or omission to exercise any right or remedy accruing to Lessor upon any breach or default of Lessee shall impair any such right to remedy or be construed to be a waiver of any such breach or default; nor shall any waiver of any single breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval on the part of Lessor of any breach or default under this Lease or, of any provision or condition hereof, must be in writing and shall be effective only to the extent in such writing specifically set forth. All remedies, either under this Lease or by Law or otherwise afforded to Lessor, shall be cumulative and not exclusive.

                  (c) Lessee agrees to reimburse Lessor on demand for any and all costs and expenses incurred by Lessor in enforcing its rights hereunder, including without limitation, reasonable attorneys' fees and costs of repossession, storage, insuring , releasing and selling of all Equipment together with the Excess Use Fee with respect to all such amounts from Lessor's payment thereof until its receipt of reimbursement from Lessee.

                  (d) The obligations of Lessor hereunder shall be suspended to the extent that it is hindered or prevented from complying therewith because of labor disturbances, including strikes and lockouts, acts of God, fires, storms, accidents, failure of the manufacturer or Supplier to deliver any item of Equipment, commercial frustration, Laws or interference of any cause whatsoever not within the sole control of Lessor.

                  (e) THIS AGREEMENT MAY NOT BE TERMINATED EXCEPT AS EXPRESSLY PROVIDED HEREIN. This Lease may be modified only by a written agreement duly signed by Persons authorized to sign agreements on behalf of Lessor and Lessee, and any variance from the terms and conditions of this Lease in any order or other notification form Lessee, written or oral, shall be of no effect. LESSEE ACKNOWLEDGES THAT IT HAS READ THIS LEASE, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, LESSEE AGREES THAT THIS LEASE IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE LEASE BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PROPOSALS OR PRIOR AGREEMENTS OR UNDERSTANDINGS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS LEASE.

                  (f) This Lease and the covenants and agreements contained herein shall be binding upon, and inure to the benefit of, Lessor and its successors and assigns and Lessee and its successors and permitted assigns.

                  (g) The headings of the sections hereof are for convenience of reference only, are not a part of this Lease and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  (h) THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. LESSOR AND LESSEE HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE MASSACHUSETTS STATE AND FEDERAL COURTS LOCATED IN MIDDLESEX COUNTY, MASSACHUSETTS, FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE OVERALL TRANSACTION EVIDENCED BY THE LEASE DOCUMENTS, LESSOR AND LESSEE HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDINGS MAY BE HEARD AND DETERMINED IN SUCH MASSACHUSETTS STATE COURTS, OR TO THE EXTENT PERMITTED BY LAW, SUCH FEDERAL COURTS. LESSOR AND LESSEE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT

FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING, LESSOR AND LESSEE HEREBY WAIVE ANY RIGHTS EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ACTIONS OR PROCEEDINGS BROUGHT IN RESPECT OF THE LEASE DOCUMENTS.

                  (i) Should any Section or any part of a Section within this Lease be rendered void, invalid or unenforceable by any court or Law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Lease.

                  (j) Lessee agrees to execute such documents and take such further actions as Lessor may reasonably request in order to assure Lessor the full benefit of the rights granted Lessor hereunder.

         21.      DEFINITIONS AND RULES OF CONSTRUCTION.

                  (a) The following terms when capitalized as below, have the following meanings:

                           "Amortization Expense": that portion of Basic Rent
applied to the amortization over the Term of the invoice cost to the Lessor of the Equipment as set forth in each rental Schedule for each payment of Basic Rent.

                           "Applicable Law": any Law that may apply to (i)
Lessee or its properties and operations, (ii) the operations, modification, maintenance, ownership, leasing or use of the Equipment, or (iii) any transaction contemplated under any Lease Document, including in each case any environmental Law, federal or state securities Law, commercial Law (pertaining to the rights and obligations of sellers, purchasers, debtors, secured parties, or to any other pertinent matter), zoning, sanitation, siting or building Law, energy, occupational safety and health practices Law or the Employee Retirement Income Security Act of 1974, as amended, and any regulations promulgated thereunder.

                           "Basic Rent": the rental installments due from
Lessee pursuant to Section 3(b) hereof for the Primary Term in the amounts and on the dates as provided in the applicable Rental Schedule.

                           "Basic Rent Per Day": one thirtieth (1/30th) of the
Basic Rent Per Month.

                           "Basic Rent Payment Date: as set forth in a Rental
Schedule with respect to the items of Equipment set forth therein.

                           "Basic Rent Per Month": as set forth on a Rental
Schedule with respect to the items of Equipment set forth therein.

                           "Business Day": any day, other than a Saturday,
Sunday or legal holiday for commercial banks under the laws of the Commonwealth of Massachusetts (or such other jurisdictions in the United States as Lessor specifies to Lessee by at least thirty (30) days' prior written notice).

                           "Capitalized Lessor's Cost": the amount specified in
the Rental Schedule under the heading "Capitalized Lessor's Cost" which shall equal the Total Equipment Cost set forth therein unless otherwise specified.

                           "Claims": as set forth in Section 17 of the Lease.

                           "Code" means the United States Internal Revenue Code
of 1986, as amended.

                           "Collateral": all of Lessee's right title and
interest in and to the following:

                      (i) All equipment and fixtures, as defined in the UCC and all machinery, tools, parts, furniture, furnishings, motor vehicles and other tangible personal property, presently owned or hereafter acquired by Lessee, together with additions and accessions thereto and substitutions and replacements therefor, and the products and proceeds (including insurance and condemnation proceeds) thereof;

                      (ii) All inventory and goods as defined in the UCC, whether presently owned or hereafter acquired, including, without limitation, all inventory in the possession of others or in transit, all goods held for sale or lease or to be furnished under contacts for service or which have been so furnished, raw materials, work in process, and materials used or consumed or to be used or consumed in the business of Lessee, and completed and unshipped merchandise, and the products and proceeds (including insurance and condemnation proceeds) of the foregoing;

                      (iii) All rights of payment for goods sold or leased or services rendered, all rights of payment under contracts whether or not currently due or not yet earned by performance and accounts receivable arising or to arise therefrom, and all rights of the Lessee in and to the goods represented thereby including returned and repossessed goods, and all rights Lessee may have or acquire for securing or enforcing the foregoing, including without limitation, the rights to reserves, deposits, income tax refunds, chooses in action, judgments or insurance proceeds, and the products and proceeds of all of the foregoing including those now existing and those hereafter arising or coming into existence;

                      (iv) All deposit accounts maintained by Lessee with any bank, trust company, investment firm or fund or any similar institution or organization and the proceeds thereof.

                           "Commencement Date": shall mean the date of the
commencement of the Interim Term or Primary Term, as the case may be, as set forth on the Rental Schedule.

                           "Default": except when inconsistent with the context
of any provision hereof, an event that, but for the lapse of time or the giving of notice or both, would constitute an Event of Default.

                           "Dollars or $": United States of America dollars.

                           "Equipment": with respect to each Rental Schedule,
the property described therein, together with all appliances, parts, instruments, accessories and furnishings that are from time to time incorporated in the Equipment, or having been so incorporated, are later removed therefrom, unless title thereto is expressly released by Lessor, and all replacements of, and additions, improvements and accessions to any and all of the foregoing, and all books, records, maintenance logs and general intangibles (including all patents, copyrights and trade secrets) relating thereto; and, when used in the context of Lessor's title to the Equipment (whether relating to the creation, grant, perfection, release, priority, enforcement or application of proceeds thereof), shall also include all other property in which Lessor is granted a security interest hereunder or under the Rental Schedule.

                           "Event of Default": any event of default as specified
in Section 16(a) of the Lease.

                           "Excess Use Fee": the fee payable by Lessee for the
continued use or possession of the Equipment by the Lessee, which is payable if Lessee has not paid Rent when due and which shall equal 1-1/2% per month, or the highest rate permitted by law, whichever is lower, on all overdue Rent from the due date thereof until paid.

                           "Federal": shall mean the Federal government of the
United States of America.

                           "Final Payment": as defined in Section 18(b).

                           "Financing Statement": a Uniform Commercial Code
financing statement on Form UCC-1 pursuant to the UCC.

                           "GAAP": generally accepted accounting principles,
applied consistently.

                           "Governmental Authority": any federal, state,
provincial, county, municipal, regional or other governmental authority, agency board, body, instrumentality or court, in each case of the United States of America, Canada or some other country.

                           "Imposition": any title, recordation, documentary
stamp or other fees, taxes, assessments, charges or withholdings of any nature (together with any penalties or fines thereon) arising at any time upon or relating to the Equipment or to the Lease, or the delivery, acquisition, ownership, use, operation, leasing or other disposition of such Equipment or upon the Rent payable thereunder, whether the same be assessed to Lessor (or any Transferee) or Lessee.

                           "Interim Term": the period from the Interim Term
Commencement Date but not including the Primary Term Commencement Date.

                           "Interim Term Rent": as set forth in a Rental
Schedule.

                           "Interim Term Commencement Date": the date on which
Lessee accepts the Equipment as set forth in a Rental Schedule.

                           "Law": any law, rule, regulation, ordinance, order,
code, common law, interpretation, judgment, directive, decree, treaty, injunction, writ, determination, Permit or similar norm or decision of any Governmental Authority.

                           "Lease": this Master Equipment Lease Agreement as
incorporated by reference by an applicable Rental Schedule.

                           "Lease Documents": collectively, the Lease, the
Rental Schedule (s) and any and all instruments, documents, certificates and agreements delivered pursuant hereto.

                           "Lessee": Viewlocity, Inc., a Delaware corporation,
its successors and permitted assigns.

                           "Lessor": CommVest, LLC, a Massachusetts limited
liability corporation, its successors and assigns.

                           "Lessor's Cost": with respect to each item of the
Equipment set forth on a Rental Schedule, the amount specified as such thereon.

                           "Lien": any mortgage, pledge, lease, sublease,
security interest, attachment, charge, encumbrance or right or claim of others whatsoever (including any conditional sale or other retention agreement).

                           "Master Lease": This Lease Agreement.

                           "Permit": any action, approval, certificate of
occupancy, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license, or other form of legally required permission, of or from a Governmental Authority.

                           "Permitted Encumbrance" any Lien granted to Imperial
Bank.

                           "Permitted Lien": (a) Lessor's and Lessee's
respective rights, titles and interests in the Equipment, (b) Liens for the benefit of mechanics, material men, laborers, employees or suppliers and similar Liens arising by operation of Law and incurred by Lessee in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings that suspend the collection and enforcement thereof (provided that the existence of such Lien while such negotiations or proceedings are pending does not involve any substantial risk (as determined by Lessor in its discretion) of the sale, forfeiture or loss of the Equipment or any therein, and for which adequate reserves have been provided in accordance with GAAP), ( c ) Liens arising out of any judgments or awards against Lessee that have been adequately bonded to protect Lessor's interest or with respect to which a stay of execution has been granted pending an appeal or a proceeding for review, and (d) Liens for benefit to a lender providing an operating facility to Lessee as it relates to accounts receivable and inventory.

                           "Person": any individual, corporation, partnership,
joint venture, or other legal entity or a Governmental Authority.

                           "Present Value": with respect to any prepayment of
rent under this Lease, shall mean the aggregate amount obtained by discounting all remaining scheduled payments of Rent under each Rental Schedule from their respective scheduled Payment Dates to the date on which such prepayment is to be made (the "Prepayment Date"), in accordance with accepted financial practice, and at a discount rate (applied on the same periodic basis at which Rent is payable under such Rental Schedule) equal to the yield for actively traded U.S. Treasury securities having a maturity equal to the remaining Term of such Rental Schedule (the "Remaining Term"), as reported in the Wall Street Journal on the second business day prior to the Prepayment Date. In the event that there is no U.S. Treasury security with a maturity equal to the Remaining Term for a Rental Schedule, an implied yield will be determined by linearly interpolating between the actively traded U.S. Treasury security with a duration closest to and greater than the Remaining Term for such Rental Schedule, and the U.S. Treasury security with a duration closest to and less than such Remaining Term.

                           "Primary Term": as set forth in the Rental Schedule.

                           "Primary Term Commencement Date": as set forth in the
Rental Schedule.

                           "Rent": collectively, the Interim Term Rent, Basic
Rent and the Supplemental Rent.

                           "Rental Schedule": a document in the form of EXHIBIT
1 hereto evidencing the agreement by Lessor and Lessee to lease the Equipment listed thereon pursuant to the Rent, terms and conditions set forth thereon and incorporating this Agreement by reference.

                           "Stipulated Loss Value": with respect to each item of
Equipment, the product of the Capitalized Lessor's Cost of such item and the applicable percentage set forth on the Schedule of Stipulated Loss Value attached as SCHEDULE B to the applicable Rental Schedule.

                           "Supplemental Rent": all amounts, liabilities and
obligations (other than Basic Rent) that Lessee assumes or agrees to pay to Lessor, including, without limitation, Stipulated Loss Value, and payments constituting indemnities, reimbursements, expenses, Excess Use Fee and other charges payable pursuant to the terms of this Lease.

                           "Supplier": the person from whom Lessor is purchasing
or has purchased the Equipment.

                           "Supply Contract": any written contract from the
Supplier of the Equipment or any item thereof, pursuant to which Lessor has purchased such Equipment (or item thereof) for lease to Lessee under a Rental Schedule.

                           "Term": the period for which Equipment is leased
under the Lease, including the Interim Term and the Primary Term.

                           "Term Commencement Date": as set forth on the
applicable Rental Schedule.

                           "Term Expiration Date": as set forth on the
applicable Rental Schedule.

                           "Total Equipment Cost": the actual amount funded
under the Lease Line of Credit as set forth in the Rental Schedule.

                           "Total Loss": for any item of Equipment, the
occurrence of any of the following: (i) the actual or constructive total loss of such item of Equipment; or (ii) the loss, disappearance, theft or destruction of such item of Equipment; or (iii) damage to such item of Equipment to such extent as shall make repair thereof uneconomical, or shall render any item of Equipment permanently unfit for normal use, for any reason whatsoever; or (iv) the condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of such item of Equipment.

                           "Transfer": any transfer or other agreement pursuant
to which Lessor or Transferee has transferred or agreed to pay any Person the Rent, or a portion thereof, received from Lessee pursuant to the Lease, which obligation may be secured by Lessor's interest in the Lease and the Equipment.

                           "Transferee": any Person to whom Lessor or any
subsequent transferee thereof has assigned any or all of its rights, obligation, title and/or interest under the Lease.

                           "Uniform Commercial Code" or "UCC": the Uniform
Commercial Code as in effect in the Commonwealth of Massachusetts or in any other pertinent jurisdiction; and any reference to an article or section thereof shall mean the corresponding article or section (however named) of any such other applicable version of the Uniform Commercial Code.

                  (b) Any defined term used in the singular preceded by "any" indicates any number of the members of the relevant class. Any Lease Document or other agreement or instrument referred to herein means such agreement or instrument as supplemented and amended from time to time. Any reference to Lessor or Lessee shall include their permitted successors and assigns. Any reference to a Law or Permit shall also mean such Law or Permit as amended, superseded or replaced from time to time. Unless otherwise expressly provided to the contrary in the Lease, all actions that Lessee takes or is required to take under this Lease or any other Lease Document shall be taken at Lessee's sole cost and expense.

         22. ADDITIONAL PROVISIONS. The schedules and exhibits attached hereto and any riders signed by the parties hereto and attached hereto are hereby incorporated by reference.



                       THIS SPACE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF. Lessor and Lessee have caused this Agreement to be duly executed, all as of the date first above written.

                                     LESSOR;

                                     CommVest, LLC

                                     By: /s/ Dennis P. Cameron
                                         --------------------------------------
                                             Dennis P. Cameron
                                             President


                                     LESSEE:

                                     Viewlocity, Inc.

                                     By: /s/ Stan F. Stoudenmire
                                         --------------------------------------

                                     Title: Chief Financial Officer
                                           ------------------------------------

                                     Date:    11-12-99
                                           ------------------------------------